                                                                  EXHIBIT 10.16

                         AMENDMENT TO RESALE AGREEMENTS

          This Amendment to Resale Agreements (this "Amendment"), dated as of this ___ day of June, 1999 (the "Effective Date"), between New York Telephone Company, d/b/a Bell Atlantic - Connecticut and Bell Atlantic - New York, respectively, New England Telephone and Telegraph Company, d/b/a Bell Atlantic - Maine, Bell Atlantic - Massachusetts, Bell Atlantic - New Hampshire, Bell Atlantic - Rhode Island and Bell Atlantic - Vermont, respectively, Bell Atlantic - Delaware, Inc., Bell Atlantic - District of Columbia, Inc., Bell Atlantic - Maryland, Inc., Bell Atlantic - New Jersey, Inc., Bell-Atlantic - Pennsylvania, Inc., Bell Atlantic - Virginia, Inc. and Bell Atlantic - West Virginia, Inc. (individually and, collectively, as applicable, "BA"), on the one hand, and collectively, as applicable, as "Reseller", on the other hand (BA and Reseller individually being referred to as a "Party" and, collectively, as the "Parties"). Reseller and

          WHEREAS, BA and Reseller are parties to _____ (x) Resale Agreements, for the States of [Delaware, Maryland, New Jersey, Pennsylvania, Virginia, Vermont, West Virginia, the District of Columbia, Maine, Massachusetts, New Hampshire and Rhode Island], respectively (the foregoing ______ (x) agreements being referred to as the "Resale Agreements"), and Reseller purchases services from BA for resale in the State of New York under BA's New York resale tariff, and ReseIler plans to purchase services from BA for resale in the State of Connecticut under BA's Connecticut resale tariff and in the Commonwealth of Massachusetts under BA's Massachusetts resale tariff;

          WHEREAS, Reseller wishes to obtain the Volume and Term Discount, the Winback Discount and the lntraLATA Toll Discount, as applicable, referred to herein on certain Eligible Services described herein that it purchases from BA under the Resale Agreements and/or applicable BA resale tariffs, which Eligible Services Reseller resells in respect of certain of the Qualified Business Lines (as hereinafter defined), and BA is willing to provide such additional discounts to Reseller, subject to the express terms and conditions set forth herein;

          WHEREAS, entry by BA into this Amendment is a voluntary act, not required by and, in excess of the prescriptions under, the Telecommunications Act of 1996 (the "TelAct") or any other applicable law;

          WHEREAS, while BA is entering into this Amendment to increase the volume of resale business it conducts with resellers, because, among other things, the arrangements set forth in this Amendment are new and untested in the marketplace, BA is willing to enter into such arrangements with Reseller and other resellers for only a limited time period and under certain conditions (including, without limitation, as set forth in the next WHEREAS clause), after which BA will examine the effects of the foregoing arrangements on its business and, at its sole option, determine whether to continue this program in the future;

          WHEREAS, BA is willing to enter into amendments such as this Amendment (and to enter into modifications of the terms of such amendments, at BA's sole option, in the future), and to provide the foregoing additional discounts, only with a single reseller or with multiple resellers (such as the Reseller Companies) that are commonly wholly owned and controlled (directly or indirectly) by the same parent company, which itself must become a party to this Amendment) that, not later than November 30, 1999, enter into (and submit their first order under) an amendment to resale agreements, a separate agreement incorporating by reference the terms of applicable BA resale tariffs for a particular reseller or an agreement that does both (on terms satisfactory to BA that are substantially identical to the terms hereof), and BA is not willing and is not required under the TelAct or other applicable law to provide any such additional discounts pursuant to negotiations under Section 251 of the TelAct (or any successor provision thereto)(although BA expresses no opinion as to whether and, how, another reseller may adopt, under Section 252(i) of the TelAct, the terms of the Resale Agreements as amended hereby).

          NOW THEREFORE, in consideration of the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, BA and Reseller hereby agree as follows:

          1. AMENDMENTS TO RESALE AGREEMENTS. Subject to the terms and conditions set forth herein, the Parties hereby amend each of the Resale Agreements and enter into a separate agreement incorporating by reference the terms of BA's applicable resale Tariffs for the State of New York, the Commonwealth of Massachusetts (and any other States within BA's local service area, as of the date hereof, in which BA has a resale Tariff, from time to time, under which Reseller purchases services from BA), as amended from time to time, with respect only to Reseller, as follows:

          (a) TERM OF RESALE AGREEMENTS. The stated term of each Resale Agreement is hereby amended and restated so that each Resale Agreement, unless terminated earlier in accordance with the terms thereof, shall expire five (5) years from the date hereof, which date is May __, 2004. Such five
(5) year period commencing on the date hereof is referred to as the "Service Term". Notwithstanding the foregoing, the right, if any, of a Party under any Resale Agreement to terminate such Resale Agreement, other than due to a breach thereof or at the end of the term thereof (as amended hereby), in each case in accordance with the terms thereof, is hereby extinguished and shall be of no effect.

          (b) ANNUAL VOLUME COMMITMENT. (i) Subject to the terms and conditions set forth herein, Reseller hereby agrees to purchase from BA, under the

Resale Agreements and/or applicable BA resale tariffs, for resale by Reseller, an aggregate number of business customer local exchange access lines, each of which lines is designated with one of the USOC codes set forth in Appendix 1 hereto (each a "Qualified Business Line" and, collectively, the "Qualified Business Lines") for each year of the Service Term (such minimum amount being the "Annual Volume Commitment") in accordance with the following schedule:

             Year 1:     at least 50,000 Qualified Business Lines;
             Year 2:     at least 100,000 Qualified Business Lines; and
             Years 3-5:  at least 200,000 Qualified Business Lines each year;

provided, however, that a line shall not be counted as a Qualified Business Line (and thus shall not be counted for purposes of the Annual Volume Commitment Determination set forth below, and shall not receive the Volume and Term Discount, the Winback Discount or the IntraLATA Toll Discount described below) if such line (A) has been assigned by a third party customer of BA to Reseller or any other reseller; provided further that a line type set forth in Appendix 1 hereto and assigned by a third party customer of BA to Reseller, where the ordering and administration of such assignment is handled by the BA TISOC, shall be counted as a Qualified Business Line (and thus shall be counted for purposes of the Annual Volume Commitment Determination set forth below) but shall not receive the Volume and Term Discount, the Winback Discount or the IntraLATA Toll Discount described below or (B) is being purchased from BA under non-tariff based pricing (as determined by BA) including, without limitation, ICB pricing or custom pricing; provided further that a tariffed non-ICB Centrex-Registered Trademark- line (e.g., a CustoFlex-Registered Trademark- 2100, CustoPak-Registered Trademark-, Centrex Plus-Registered Trademark-, Intellipath-Registered Trademark- or Intellipath II-Registered Trademark-
line) shall be counted as a Qualified Business Line (and thus shall be counted for purposes of the Annual Volume Commitment Determination set forth below) but shall not receive the Volume and Term Discount, the Winback Discount or the IntraLATA Toll Discount described below; provided further, that for purposes of this Amendment, Qualified Business Lines are defined in terms of DS0 equivalents and, by way of example, one FlexPath-Registered Trademark- line purchased by Reseller from BA under a Resale Agreement or applicable BA resale Tariff for resale would equal twenty-four (24) Qualified Business Lines.

          (ii) The Annual Volume Commitment may be purchased by Reseller from BA under a single effective Resale Agreement or applicable BA resale tariff, or under multiple, effective Resale Agreements and/or applicable BA resale tariffs (at Reseller's sole option), and the number of Qualified Business Lines purchased by Reseller under each of the Resale Agreements and the applicable BA resale tariffs for resale shall be considered in the aggregate to ascertain the Annual Volume Commitment Determination hereunder; provided, however, that unless BA, in its sole discretion, determines otherwise, a line shall not be counted as a Qualified Business Line (and thus shall not be counted for purposes of the Annual Volume Commitment Determination set forth below, and shall not receive the Volume and Term Discount, the Winback Discount or the IntraLATA Toll Discount described below) if it is not included within BA's local service area as of the date hereof.

          (iii) For the avoidance of any doubt, Reseller's purchase of Qualified Business Lines and Eligible Services pursuant to this Amendment is for the sole purpose of resale thereof and, as such, Reseller may not utilize any Qualified Business Line, Eligible Service or portion thereof for its own use or that of its parent, subsidiaries or affiliates and, in addition, Reseller may not utilize any Eligible Service or portion thereof except in connection with purchase of a Qualified Business Line hereunder (i.e., Reseller may not purchase telecommunications services from BA on a stand alone basis).

          (c) BA INTRALATA TOLL SERVICE. Reseller hereby agrees, at all times during the Service Term, to have not less than eighty percent (80%) of the Qualified Business Lines purchased by Reseller from BA presubscribed to BA's IntraLATA Toll service. Reseller further agrees, during each year of the Service Term, to purchase from BA, on a resold basis under the Resale Agreements and/or applicable BA resale tariffs, with respect to such Qualified Business Lines, an aggregate total number of minutes of use of BA's IntraLATA Toll service of not less than the respective amounts set forth in Section 1(h)(ix) hereof.

          (d) ANNUAL VOLUME COMMITMENT DETERMINATION. On an annual basis beginning at the end of the first year of the Service Term, BA shall determine the number of Qualified Business Lines purchased by Reseller from BA during the immediately preceding year. Such number shall be referred to herein as the "Annual Volume Commitment Determination" and shall equal, with respect to the determinations made following each of the first three (3) years of the Service Term, the average of the Qualified Business Lines that Reseller purchased from BA hereunder that are actually in service on the last day of each of the last three (3) consecutive months of the year in question. With regard to subsequent years, the respective Annual Volume Commitment Determinations shall be calculated as follows: the number of Qualified Business Lines purchased by Reseller from BA hereunder that are actually in service on the last day of each respective calendar quarter of the year in question shall be added together, and the resulting sum shall be divided by four (4).

          (e) ANNUAL VOLUME COMMITMENT MEASUREMENT. On an annual basis beginning at the end of the first year of the Service Term, BA shall compare Reseller's actual annual attainment of Qualified Business Lines as determined in accordance with Section 1(d) hereof to the defined target volumes in Table
1 below. Such comparison shall be referred to herein as the "Annual Volume Commitment Measurement". As further set forth in Section 1(f) hereof, the Annual Volume Commitment Measurement shall confirm the appropriate level of the Volume and Term Discount for the year just completed and determine the applicable Volume and Term Discount for the following year.

                              VOLUME & TERM MATRIX

------------------------------------------------------------------------------------------------------------------------
     V & T Tier          EOY 1                 EOY 2                EOY 3               EOY 4              EOY 6
------------------------------------------------------------------------------------------------------------------------
      Tier 1(A)    greater than or        greater than or       greater than or     greater than or   greater than or
                 equal to 45k to 50K    equal to 90K to 100K   equal 180K to 200K   equal 200K QBLs   equal 200K QBLs
                         QBLs                   QBLs                 QBLs

      Tier 1(B)     greater than or       greater than or       greater than or
                 equal to 47.5k to 50K  equal to 95K to 100K  equal to 190K to 200K      N/A                N/A
                         QBLs                   QBLs                  QBLs
------------------------------------------------------------------------------------------------------------------------
       Tier 2       30K to Tier 1          60K to Tier 1         150K to Tier 1      150K to Tier 1    150K to Tier 1
------------------------------------------------------------------------------------------------------------------------
       Tier 3            N/A                    N/A              100K to Tier 2      100K to Tier 2    100K to Tier 2
------------------------------------------------------------------------------------------------------------------------
       Tier 4       less than 30K          less than 60K         less than 100K      less than 100K    less than 100K
                      Terminate              Terminate             Terminate           Terminate         Terminate
                       Contract              Contract              Contract            Contract          Contract
------------------------------------------------------------------------------------------------------------------------

                                    TABLE 1

The Tier 1 target volumes for each of the first three (3) years of the Service Term shall be set at two (2) separate ranges, Tier 1(A) and Tier 1(B). During this period of the Service Term when the Annual Volume Commitment Determination falls within Tier 1, the actual "Tier 1 range (i.e., Tier 1(A) or Tier 1(B)) used for the Annual Volume Commitment Measurement will be based on Reseller's attainment of the Annual Volume Commitment set forth in Section 1(b) hereof. Specifically, if Reseller's Qualified Business Line volume, as counted on the last day of the last month of the year in question, is greater than or equal to the Annual Volume Commitment set forth in Section 1(b) hereof for the same year, then Tier 1(A) will be used for the Annual Volume Commitment Measurement. If Reseller's Qualified Business Line volume, as counted on the last day of the last month of the year in question, is less than the Annual Volume Commitment set forth in Section 1(b) hereof for the same year, then Tier 1(B) will be used for the Annual Volume Commitment Measurement.

          (f) MINIMUM PURCHASE. (i) Subject to the terms of this Amendment, for each year of the Service Term, Reseller shall purchase a minimum quantity of Qualified Business Lines not less than the applicable Annual Volume Commitment, as calculated using the Annual Volume Commitment Determination.

          (ii) If the Annual Volume Commitment Determination following the first year of the Service Term does not yield a number of Qualified Business Lines equal to at least 30,000, BA may, at its option, terminate this Amendment. In case of such termination, Reseller shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to (A) all of the discounts under this Amendment that Reseller received from the point of termination back to the Effective Date of this Amendment, plus (B) interest on such discounts dating back to the date received from BA calculated using an interest rate equal to the greater of (1) the "Prime" interest rate as set forth in The Wall Street Journal from time to time and
(2) the interest rate that Reseller demonstrates to BA's reasonable satisfaction that it has obtained (or can demonstrate to BA's reasonable satisfaction that it could obtain) from a commercial lender for loan amounts equal to not less than the entire amount to be paid to BA under the applicable subsection (e.g., subsection 1(f)(ii) or 1(g)(i), etc.) of this Amendment with a maturity of not less than one (1) year (the foregoing being the "Applicable Interest Rate"), plus (C) any applicable taxes relating thereto, plus (D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that Reseller received.

          (iii) If the Annual Volume Commitment Determination following the second year of the Service Term does not yield a number of Qualified Business Lines equal to at least 60,000, BA may, at its option, terminate this Amendment. In case of such termination, Reseller shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to (A) all of the discounts under this Amendment that Reseller received from the point of termination back to the Effective Date of this Amendment, plus (B) interest on such discounts dating back to the date received from BA calculated using the Applicable Interest Rate, plus (C) any applicable taxes relating thereto, plus (D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that Reseller received.

          (iv) If the Annual Volume Commitment Determination following the third year of the Service Term does not yield a number of Qualified
Business Lines equal to at least 100,000, BA may, at its option, terminate this Amendment. In case of such termination, Reseller shall, within thirty
(30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to
(A) all of the discounts under this Amendment that Reseller received from the point of termination back to the Effective Date of this Amendment, plus (B) interest on such discounts dating back to the date received from BA calculated using the Applicable Interest Rate, plus (C) any applicable taxes relating thereto, plus (D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that Reseller received.

          (v) If the Annual Volume Commitment Determination following the fourth year of the Service Term does not yield a number of Qualified Business Lines equal to at least 100,000, BA may, at its option, terminate this Amendment. In case of such termination, Reseller shall, Within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to (A) all of the discounts under this Amendment that Reseller received during the year in question, plus (B) interest on such discounts dating back to the date received from BA calculated using the Applicable Interest Rate, plus (C) any applicable taxes relating thereto, plus (D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that Reseller received during the year in question.

          (vi) BA will monitor Reseller's monthly volumes of Qualified Business Lines during the fifth year of the Service Term to ensure compliance with minimum commitment requirements, i.e., greater than or equal to 100,000 Qualified Business Lines. If Reseller's volumes should fall below 100,000 as of the last day of any month, then BA may, at its option, terminate this Amendment. In case of such termination, Reseller shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to (A) all of the discounts under this Amendment that Reseller received during the year in question, plus (B) interest on such discounts dating back to the date received from BA calculated using the Applicable Interest Rate, plus (C) any applicable taxes relating thereto, plus (D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that Reseller received during the year in question.

          (g)      TERMINATION CHARGE. (i) In each case during the first three
(3) years of the Service Term, if Reseller terminates any of the Resale Agreements or this Amendment, or if BA in its discretion terminates any of the Resale Agreements or this Amendment due to breach, or if Reseller ceases to be a certified reseller (and does not restore its certification within forty-five (45) days of the loss or expiration of certification) in each State in which it has a Resale Agreement with BA or purchases services from BA under an applicable BA resale tariff, Reseller shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to (A) all of the discounts under this Amendment that Reseller received from the point of termination back to the Effective Date of this Amendment (less the amounts, if any, previously refunded by Reseller to BA under this Amendment), plus (B) interest on such discounts dating back to the date received from BA calculated using the Applicable Interest Rate, plus (C) any applicable taxes relating thereto, plus (D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that Reseller received.

          (ii) In each case during the fourth and fifth years of the Service Term, if Reseller terminates any of the Resale Agreements or this Amendment, or if BA in its discretion terminates any of the Resale Agreements or this Amendment due to breach, or if Reseller ceases to be a certified reseller (and does not restore its certification within forty-five (45) days of the loss or expiration of certification) in each State in which it has a Resale Agreement with BA or purchases services from BA under an applicable BA resale tariff, Reseller shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to (A) all of the discounts under this Amendment that Reseller received during the number of months or portions thereof in the year of the Service Term in which termination or loss of certification occurs, plus (B) interest on such discounts dating back to the date received from BA calculated using the Applicable Interest Rate, plus (C) any applicable taxes relating thereto, plus (D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that Reseller received during the year in question.

          (h) ADDITIONAL DISCOUNTS. (i) Subject to Reseller having met each of the conditions set forth in Section 2 of this Amendment, and subject also to the other conditions set forth in this Amendment, Reseller shall receive, on each of the Qualified Business Lines being purchased from BA and resold hereunder as part of the Annual Volume Commitment, during the Service Term only, an additional (A) four percent (4%) to twelve percent (12%) discount, as applicable (the "Volume and Term Discount), in accordance with the schedule set forth in Table 2 following, (B) an additional ten percent (10%) discount (the "Winback Discount") to the extent applicable under subsection (h)(ii) below and (C) an additional three percent (3%) discount (the "IntraLATA Toll Discount"), to the extent applicable under subsection
(h)(ix) below, in each case on certain services, as set forth on Appendix 1 hereto (each an "Eligible Service" and, collectively, the "Eligible Services"), that Reseller purchases under any of the Resale Agreements and/or applicable BA resale tariffs; provided, however, such Volume and Term Discount, Winback Discount and IntraLATA Toll Discount, at BA's sole option, shall not apply to Qualified Business Lines in any month in excess of 500,000 purchased by Reseller from BA for resale; and provided further, that such Volume and Term Discount, Winback Discount and IntraLATA Toll Discount shall not apply to Centrex-Registered Trademark- lines (even with respect to such lines that constitute Qualified Business Lines hereunder) purchased by Reseller from BA for resale.

                    VOLUME AND TERM DISCOUNT SCHEDULE

-----------------------------------------------------------------------------------------------------------------------
    V & T Tier          EOY 1                 EOY 2                 EOY 3               EOY 4               EOY 5
-----------------------------------------------------------------------------------------------------------------------
     Tier 1(A)    greater than or        greater than or        greater than or     greater than or    greater than or
               equal to 45k to 50K    equal to 90K to 100K   equal to 180K to 200K   equal to 200K      equal to 200K
                        QBLs                  QBLs                  QBLs                QBLs                QBLs
                         7%                   10%                   12%                  12%                 12%
-----------------------------------------------------------------------------------------------------------------------
     Tier 1(B)    greater than or      greater than or         greater than or
               equal to 47.5K to 50K  equal to 95K to 100K   equal to 190K to 200K        N/A                N/A
                        QBLs                  QBLs                  QBLs
                         7%                   10%                   12%
-----------------------------------------------------------------------------------------------------------------------
      Tier 2       30K to Tier 1         60K to Tier 1         150K to Tier 1       150K to Tier 1     150K to Tier 1
                         4%                    7%                    10%                10%                10%
-----------------------------------------------------------------------------------------------------------------------
      Tier 3            N/A                  N/A               100K to Tier 2       100K to Tier 2     100K to Tier 2
                                                                     7%                 7%                 7%
-----------------------------------------------------------------------------------------------------------------------
      Tier 4       less than 30K        less than 60K          less than 100K       less than 100K     less than 100K
                      Terminate            Terminate              Terminate            Terminate           Terminate
                       Contract            Contract               Contract              Contract           Contract
-----------------------------------------------------------------------------------------------------------------------

                                     Table 2

          The Volume and Term Discount, Winback Discount and IntraLATA Toll Discount on BA's applicable retail prices for the foregoing services is exclusive of and, in addition to, the respective wholesale discounts to which Reseller may be entitled under the Resale Agreements or applicable BA resale tariffs, as amended from time to time, prior to giving effect to this Amendment (the "Existing Wholesale Discounts"); provided, however, that to the extent Reseller obtains such Eligible Services without also purchasing BA's operator services and directory assistance, the amount of the Volume and Term Discount, Winback Discount and IntraLATA Toll Discount shall be reduced, as necessary, to give effect to an Existing Wholesale Discount based upon purchase by Reseller of BA's operator services and directory assistance. Any services with respect to a Qualified Business Line that Reseller purchases from BA under a Resale Agreement or applicable BA resale tariff, but which are not Eligible Services, or which are Eligible Services but are purchased by Reseller pursuant to a BA promotional discount (given at the retail and/or the wholesale level) or pursuant to or in connection with a volume, term or other discount under an applicable BA tariff or contractual arrangement (regardless of the parties thereto) other than the Resale Agreements, shall not qualify for the Volume and Term Discount, Winback Discount or IntraLATA Toll Discount and no such Volume and Term Discount, Winback Discount or IntraLATA Toll Discount shall be applied thereto. With the exception of the Business Link, Key Connections, and Rewarding Connections Optional Calling Plans, neither the IntraLATA Toll Discount nor the Volume and Term Discount shall apply to services (whether or not Eligible Services) purchased under an optional calling plan, although minutes of use purchased by Reseller from BA under an IntraLATA Toll optional calling plan shall be counted for purposes of calculations to determine whether Reseller met the applicable MOU Target, as defined and, further set forth in, subsection (ix) below.

          (ii) Upon receipt by BA of written notice from Reseller, in which Reseller represents and warrants that a Qualified Business Line (excluding Centrex-Registered Trademark- lines that are Qualified Business Lines) was not on the BA network (other than with respect to purchase of number portability services from BA) for at least the immediately preceding ninety
(90) day period, but is now being converted to the BA network from a carrier other than Reseller that is not an affiliate of Reseller, BA shall provide to Reseller (unless BA reasonably believes, in its sole discretion, that Reseller is materially inaccurate with respect to the foregoing notice including, without limitation, due to such inaccuracy in Reseller's previous notices) an additional Winback Discount on its purchase of Eligible Services in respect of such line (effective from the date of conversion to the BA network), so long as such line remains on the BA network (and the entity from which the conversion to the BA network was made remains a non-affiliate of Reseller), provided that the Winback Discount shall not apply beyond the twelve (12) month period immediately after the date of such conversion. For purposes of the foregoing, being on "the BA network" shall be determined by BA in its sole reasonable discretion including, without limitation, with reference to the end user customer's telephone number (as opposed to the end user customer's name). Upon receipt of a request from BA, Reseller shall provide to BA a copy of documentation reasonably requested by BA to support Reseller's claim that a line is eligible for the Winback Discount. Such documentation may include, but is not limited to, the following: (A) orders or similar documentation for number portability from a CLEC network to the BA network for the affected line; (B) orders or similar documentation demonstrating that any lines being converted from a CLEC network to the BA network on a disconnect/new connect basis (in lieu of number portability) are one in the same; and (C) other documentation as reasonably requested by BA from time to time. In addition to any other audit rights BA may have under the Resale Agreements and/or applicable BA tariffs, BA shall have the right (but not the obligation) to audit Reseller to ascertain whether Reseller is complying with the foregoing requirements with respect to eligibility for the Winback Discount.

          (iii) Subject to repayment under the terms of this Amendment, during the first year of the Service Term the Volume and Term Discount shall equal seven percent (7%) if the Annual Volume Commitment Measurement reflects Tier 1 volume attainment or four percent (4%) if the Annual Volume Commitment Measurement reflects Tier 2 volume attainment.

          (iv) Subject to repayment under the terms of this Amendment, during the second year of the Service Term the Volume and Term Discount shall equal ten percent (10%) if the Annual Volume Commitment Measurement reflects Tier 1 volume attainment or seven percent (7%) if the Annual Volume Commitment Measurement reflects Tier 2 volume attainment.

          (v) Subject to repayment under the terms of this Amendment, during the third through fifth years of the Service Term the Volume and Term Discount shall equal twelve percent (12%) if the Annual Volume Commitment Measurement reflects Tier 1 volume attainment or ten percent (10%) if the Annual Volume Commitment Measurement reflects Tier 2 volume attainment or seven percent (7%) if the Annual Volume Commitment Measurement reflects Tier 3 volume attainment.

          (vi) As set forth in subsection (iii) above, upon the Effective Date of this Amendment, Reseller will receive a seven percent (7%) Volume and Term Discount on the assumption that Reseller will purchase, as measured through the Annual Volume Commitment Measurement, Tier 1 volumes for the first year of the Service Term. For each subsequent year of the Service Term, the applicable discount will be from the same Tier used for the previous year. For example, if Reseller purchased Qualified Business Line volumes in year 2 that, as measured through the Annual Volume Commitment Measurement, equated to the Tier 2 discount for year 2, then Reseller would enter year 3 with the applicable Tier 2 discount for year 3. See Table 2 in Section 1(h)(i).

          (vii) For any year of the Service Term when the actual purchased Qualified Business Line volumes, as calculated by the Annual Volume Commitment Determination, equate to a lesser Volume and Term Discount than what was actually billed, Reseller shall refund, for the applicable year in question, an amount equal to the difference between the "billed" discount and the "earned" discount. In case of such excess discounting, Reseller shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to (A) the difference between the "billed" and "earned" Volume and Term Discounts under this Amendment that applied during the year in question, plus (B) interest on the difference in Volume and Term Discounts dating back to the date received from BA calculated using the Applicable Interest Rate, plus (C) any applicable taxes relating thereto. Such payment will be based on the actual lines in service on the last day of each month during the year in question.

          (viii) For any year of the Service Term when the actual purchased Qualified Business Line volumes, as calculated by the Annual Volume Commitment Determination, equate to a greater Volume and Term Discount than what was actually billed, Reseller may request a credit, for the applicable year in question, in an amount equal to the difference between the "billed" discount and the "earned" discount. In case of such under-discounting, BA shall, within thirty (30) days of receipt of written demand therefor, credit the applicable Reseller account(s), an amount equal to (A) the difference between the "billed" and "earned" Volume and Term Discounts under this Amendment that applied during the year in question, plus (B) interest on the difference in Volume and Term Discounts dating back to the date received from BA equal to the "Prime" interest rate as set forth in The Wall Street Journal from time to time, plus (C) any applicable taxes relating thereto.

          (ix) (A) Notwithstanding the provisions of subsection (h)(i) above to the contrary, if, during any year of the Service Term, Reseller fails to (x) have at least eighty percent (80%) of its Qualified Business Lines presubscribed to BA's IntraLATA Toll service (the "IntraLATA Toll Presubscription Commitment"), the IntraLATA Toll Discount for the next succeeding year of the Service Term shall be reduced by two percent (2%) (i.e., from three percent (3%) to one percent (1%)) or (y) purchase from BA at least the applicable minimum aggregate total number of minutes of use of BA's IntraLATA Toll service as set forth below in this subsection (ix) (the "MOU Target"), the IntraLATA Toll Discount for the next succeeding year of the Service Term shall be reduced by one percent (1%) (i.e., from three percent (3%) to two percent (2%)); provided, however, that, for the avoidance of any doubt, if Reseller fails to meet the applicable requirements under both subsections (x) and (y) above, the amount of the IntraLATA Toll Discount for the next succeeding year of the Service Term shall be reduced to zero
(0); provided further that, if Reseller fails to meet the applicable requirements under either or both of subsections (x) and (y) above in respect of the fifth year (or other year if, for whatever reason, the last year of the Service Term is not the fifth year) of the Service Term, Reseller shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds, the amount of the IntraLATA Toll Discount to which it was not entitled during the fifth year (or other year if, for whatever reason, the last year of the Service Term is not the fifth year) of the Service Term (i.e., the two percent (2%) discount referenced above if Reseller did not meet the eighty percent (80%) IntraLATA Toll Presubscription Commitment, and the one percent (1%) discount referenced above if Reseller did not meet the MOU Target requirement).

                   (B) Reseller may, upon sixty (60) days written notice, terminate the IntraLATA Toll Service Presubscription Commitment and MOU Target requirement applicable under this Amendment for any BA jurisdiction (i.e., a particular State or the District of Columbia) without incurring a penalty. Upon the effective date of such termination, BA shall cease the application of the IntraLATA Toll Discount for such jurisdiction and determine, on a pro rata basis, Reseller's attainment of minutes of use and BA presubscription commitments during the number of months or portions thereof in the year of the Service Term in which termination occurs. If Reseller fails to meet the applicable requirements under either or both of subsections (x) and (y) above, Reseller shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds, the amount of the IntraLATA Toll Discount to which it was not entitled during the number of months or portions thereof in the year of the Service Term in which termination occurs (i.e., the two percent (2%) discount referenced above if Reseller did not meet the eighty percent (80%) IntraLATA Toll Presubscription Commitment, and the one percent (1%) discount referenced above if Reseller did not meet the MOU Target requirement).

                   (C) During the first year of the Service Term, the MOU Target shall equal the product of (x) forty (40), multiplied by (y) forty percent (40%) of the sum obtained by adding the number of Qualified Business Lines purchased by Reseller from BA hereunder as of the last day of the first and last months, respectively, of the first year of the Service Term (the resulting number of lines not to exceed 50,000), multiplied by (z) twelve
(12) months. By way of example only, if Reseller purchased from BA hereunder 20,000 Qualified Business Lines as of the last day of the first month of the first year of the Service Term and 50,000 Qualified Business Lines as of the last day of the last month of the first year of the Service Term, the MOU Target for the first year of the Service Term would be the product of the following: forty (40), multiplied by .40, multiplied by 70,000 (which is the sum of 20,000 and 50,000), multiplied by twelve (12) -- which equals 13,440,000 minutes of use of BA's IntraLATA Toll service.

                   (D) During subsequent years of the Service Term, the MOU Target shall be determined by BA as set forth below; provided, however, that for the purposes of such calculations, at no time shall the average number of minutes of use per month of BA's IntraLATA Toll service purchased hereunder by Reseller from BA per Qualified Business Line (the "Average Monthly MOU Per Line") be less than forty (40) minutes).

                   (E) During the second year of the Service Term, the MOU Target shall equal the product of (x) the greater of forty (40) or the Average Monthly MOU Per Line during the first year of the Service Term multiplied by .90, multiplied by (y) forty percent (40%) of the sum obtained by adding the number of Qualified Business Lines purchased by Reseller from BA hereunder as of the last day of the first and last months, respectively, of the second year of the Service Term (the resulting number of lines not to exceed 100,000), multiplied by (z) twelve (12) months. By way of example only, if Reseller's Average Monthly MOU Per Line for the first year of the Service Term was sixty (60) and Reseller purchased from BA hereunder 60,000 Qualified Business Lines as of the last day of the first month of the second year of the Service Term and 100,000 Qualified Business Lines as of the last day of the last month of the second year of the Service Term, the MOU Target for the second year of the Service Term would be the product of the following: 54 (which is the product of 60 and .90), multiplied by .40, multiplied by 160,000 (which is the sum of 60,000 and 100,000), multiplied by twelve (12) -- which equals 41,472,000 minutes of use of BA's IntraLATA Toll service.

                   (F) During the third year of the Service Term, the MOU Target shall equal the product of (x) the greater of forty (40) or the Average Monthly MOU Per Line during the second year of the Service Term multiplied by .90, multiplied by (y) forty percent (40%) of the sum obtained by adding the number of Qualified Business Lines purchased by Reseller from BA hereunder as of the last day of the first and last months, respectively, of the third year of the Service Term (the resulting number of lines not to exceed 200,000), multiplied by (z) twelve (12) months. By way of example only, if Reseller's Average Monthly MOU Per Line for the second year of the Service Term was sixty (60) and Reseller purchased from BA hereunder 110,000 Qualified Business Lines as of the last day of the first month of the third year of the Service Term and 200,000 Qualified Business Lines as of the last day of the last month of the third year of the Service Term, the MOU Target for the third year of the Service Term would be the product of the following:
54 (which is the product of 60 and .90), multiplied by .40, multiplied by 310,000 (which is the sum of 110,000 and 200,000), multiplied by twelve (12) -- which equals 80,352,000 minutes of use of BA's IntraLATA Toll service.

                   (G) The respective MOU Targets for each of the fourth and fifth years of the Service Term shall equal the product of (x) the greater of forty (40) or the Average Monthly MOU Per Line during the immediately preceding year of the Service Term multiplied by .90, multiplied by (y) eighty percent (80%) of the Annual Volume Commitment Determination for the immediately preceding year of the Service Term (the resulting number not to exceed 200,000), multiplied by (z) twelve (12) months. By way of example only, if Reseller's Average Monthly MOU Per Line for the fourth year of the Service Term was sixty (60) and the Annual Volume Commitment Determination for the fifth year of the Service Term was 200,000, the MOU Target for the fifth year of the Service Term would be the product of the following: 54 (which is the product of 60 and .90), multiplied by .80, multiplied by 200,000, multiplied by twelve (12) -- which equals 103,680,000 minutes of use of BA's IntraLATA Toll service

          (x) Notwithstanding any provisions of this subsection (h) to the contrary, the amount of the Volume and Term Discount, the Winback Discount and the IntraLATA Toll Discount in any State shall be reduced, if and as necessary, to the extent that, absent such reduction, the sum of the Volume and Term Discount, the IntraLATA Toll Discount and the Existing Wholesale Discount in effect from time to time in such State would exceed the sum of the amount of the Existing Wholesale Discount in effect on the date hereof in such State plus fifteen percent (15%).

          2. CONDITIONS TO APPLICATION OF ADDITIONAL DISCOUNTS. BA may, at its sole discretion, withhold from Reseller some or all of the Volume and Term Discount, Winback Discount and IntraLATA Toll Discount under one, some or all of the Resale Agreements and/or applicable BA tariffs, at any time and, from time to time, if Reseller does not place its first order for an Eligible Service hereunder by November 30, 1999, or if Reseller materially defaults in performing any of its material obligations under any Resale Agreement, applicable BA tariff or other contractual arrangement between Reseller (or any affiliate of Reseller) and BA (or any affiliate of BA), and such default is not cured at the time BA prepares the applicable monthly bill(s) for submittal to Reseller. Such a material default includes, without limitation, failure by Reseller to fulfill any of the obligations set forth in the subsections of this Section 2, the breach of which, for the avoidance of doubt, however, shall not affect the respective Existing Wholesale Discounts to which Reseller may be entitled under the Resale Agreements or applicable BA resale tariffs prior to giving effect to this Amendment. In such case, if BA exercises its discretion and withholds some or all of the Volume and Term Discount, Winback Discount or IntraLATA Toll Discount, once the default is cured BA may, at its sole option, release none, some or all of the withheld portion of the Volume and Term Discount, Winback Discount or IntraLATA Toll Discount. If BA opts not to release all of any such withheld portions, Reseller shall have no right to any of the unreleased amounts.

               (a) ELECTRONIC ORDERS. Notwithstanding any provisions of a Resale Agreement or applicable BA resale tariff to the contrary, all orders submitted by Reseller to BA pursuant to any of the Resale Agreements or applicable BA resale tariffs, whether or not in respect of Eligible Services set forth in Appendix 1 hereto, shall be submitted via an electronic interface approved by BA for the provisioning of services under a resale arrangement.

               (b) ASSIGNMENTS AND MERGERS/ACQUISITIONS. Without the prior written consent of BA (which may be withheld by BA in its sole discretion), a Reseller Company shall not assign any of its respective rights or obligations under any of the Resale Agreements or under this Amendment (or under any other resale agreement or related agreement, in the case of another entity that becomes a Reseller Company), and shall not accept an assignment to it of any of the respective rights or obligations of another entity under a resale agreement or related agreement with BA. If a Reseller Company merges with another entity or acquires another entity (or if the parent company of the Reseller Companies (currently Reseller Holdings) is acquired by another entity), which other entity in any case, prior to such merger or acquisition, was not a party to a resale volume and term discount arrangement with BA, the applicable Reseller Company may elect to count Qualified Business Lines being purchased by such other entity from BA as Qualified Business Lines hereunder for purposes of the Annual Volume Commitment Determination (and such lines shall be eligible for the discounts available under this Amendment in accordance with the terms hereof); provided that upon BA's request, the Reseller Company and/or such other entity (which shall then be deemed to be a Reseller Company) shall first execute such documents as BA reasonably deems necessary to give effect to the terms of this Amendment, particularly to amend the terms and conditions of the applicable resale agreements of the other entity in a manner substantially identical to the terms and conditions of this Amendment; provided further that BA may, at its discretion, cease counting Qualified Business Lines being purchased in respect of the acquired, acquiring or merged with Reseller Company as Qualified Business Lines hereunder for purposes of the Annual Volume Commitment Determination (and such lines shall cease being eligible for the discounts available under this Amendment and any such related documents) if any of the applicable Reseller Companies (to include the other entity acquired, acquiring or to which merged) fails, within one hundred eighty (180) days of the effective date of such merger or acquisition, to exclusively utilize the same type of electronic interface (e.g., Web-GUI, EDI, etc.), to include, without limitation, the applicable version thereof, with BA on a State by State basis (to include the District of Columbia), as the type of such electronic interface (to include, without limitation, the applicable version thereof) used by the other Reseller Companies for such jurisdiction; the foregoing shall also apply in the case of Reseller Inc., Reseller LLC or Reseller Holdings ceasing to utilize the same such type of electronic interface (to include, without limitation, the applicable version thereof) with BA on a State by State basis. If a Reseller Company merges with another entity or acquires another entity (or if the parent company of the Reseller Companies (currently Reseller Holdings) is acquired by another entity), which other entity in any case, prior to such merger or acquisition, was a party to a resale volume and term discount arrangement with BA, the Reseller Company and/or such other entity, as applicable, shall be responsible for fulfilling their respective obligations to BA under both this Amendment and such other resale volume and term discount arrangement.

          (c) ORDER QUALITY. At least ninety-five percent (95%) of Reseller's orders submitted to BA during each month of the Service Term (whether or not in respect of Eligible Services set forth in Appendix 1 hereto) shall not contain errors or omissions such that they are rejected by BA or require queries from BA to Reseller. In addition, Reseller shall submit such orders so that at least ninety percent (90%) of Flow Through Eligible Orders actually flow through; a "Flow Through Eligible Order" does not require manual intervention by BA. Upon the first billing cycle month of the Service Term in which one or both of the above conditions is not met, Reseller agrees, upon reasonable request by BA, to meet with BA promptly and in good faith to determine the reasons that the foregoing percentage(s) was not met and to develop a plan for improvement. If Reseller does not meet either of such conditions for a second consecutive month, Reseller agrees, upon reasonable request by BA, to meet with BA promptly and in good faith to determine the reasons that the foregoing percentage(s) was not met and to develop a plan for improvement. If Reseller does not meet either of such conditions for a third consecutive month, Reseller shall be deemed to have materially defaulted in performing under this subsection, and BA may, at its sole option, not apply the Volume and Term Discount, Winback Discount and/or IntraLATA Toll Discount to Eligible Services purchased by Reseller from BA under the Resale Agreements and/or applicable BA resale tariffs until Reseller first meets both such conditions in a subsequent month of the Service Term.

          (d) FORECASTS. Reseller shall provide to BA accurate and timely forecasts in accordance with BA's forecasting requirements as in effect from time to time (as currently set forth in Section 8.4 of Volume 1 of BA's Resale Handbook series), at least twice a year during the Service Term, of the Eligible Services under each Resale; Agreement or applicable BA resale tariff that Reseller anticipates purchasing from BA.

          (e) COOPERATION WITH BA PROCESSES/JOINT EFFORTS TO INCREASE EFFICIENCY. Each Party shall use commercially reasonable efforts to comply with the other Party's reasonable requests aimed at increasing the efficiency of the ordering and maintenance processes under the Resale Agreements and/or applicable BA resale tariffs. Such requests may include, without limitation that Reseller personnel attend training sessions from time to time regarding ordering, that Reseller use certain reference materials designated by BA that are designed to limit the number of calls made to BA's Help Desk, that Reseller participate in Industry Change Control meetings held from time to time by BA, that Reseller use pre-order functionalities established by BA to validate addresses, to determine feature availability, to reserve telephone numbers and the like, and that representatives of the Parties meet, from time to time, to discuss means by which such efficiency can be improved,.

          3. LIMITED AMENDMENTS. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed to
(a) be an amendment to or waiver of any other term or condition of the Resale Agreements or of any other instrument, tariff, SGAT or agreement referred to therein; or (b) prejudice any right or remedy that either Party may have in the future under or in connection with the Resale Agreements or any instrument, tariff, SGAT or agreement referred to therein. For the avoidance of doubt, any and all amounts due to BA under the terms of this Amendment shall be subject, in addition to the specific remedies set forth in this Amendment, also (at BA's sole option) to the remedies and procedures set forth in the Resale Agreements and/or applicable BA tariffs; provided, however, that in the event Reseller shall fail to (a) purchase a quantity of Qualified Business Lines at least equal to the applicable Annual Volume Commitment, (b) have at least eighty percent (80%) of its Qualified Business Lines, presubscribed to BA's IntraLATA Toll Service or (c) satisfy the applicable MOU Target, Reseller's liability, and BA's sole claim and recourse, with respect to any such failure, shall be limited to (w) not providing to Reseller the applicable discounts under this Amendment, (x) repayment of all of the discounts under this Amendment that Reseller received during the period in question, together with interest on such discounts dating back to the date received from BA calculated using the Applicable Interest Rate, as well as any applicable taxes relating thereto and a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that Reseller received during the period in question and (z) termination of this Amendment, to the extent applicable, in each case in accordance with the terms of this Amendment..

          4. RATIFICATION OF RESALE AGREEMENTS: NO CHALLENGES. This Amendment shall be construed in connection with and, as a part of, the Resale Agreements, and all terms, conditions, representations, warranties, covenants, and agreements set forth in the Resale Agreements, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect. In addition, Reseller hereby expressly agrees not to challenge the reasonableness, enforceability, validity, legality or the like, of any term or condition in any of the Resale Agreements or in this Amendment, either before a court or regulatory authority of competent jurisdiction, or otherwise.

          5. CLAIMS. (a) DEFINITION OF CLAIMS. For purposes of this Amendment, "Claims" means any and all manner of liabilities, obligations, causes of action, in law or equity, complaints, actions, demands, suits, debts, dues, judgments, executions, costs, expenses and other claims of any and every kind, arising under any theory of contract, tort, fraud, breach of duty, strict liability, or any other theory of liability, based on any federal, State, or local law, code, statute, rule or regulation or the common or civil law of any jurisdiction, known or unknown, fixed or contingent, suspected or unsuspected, or latent, concealed or hidden, that a Party asserted or could have asserted against the other Party as of the Effective Date or before such date; provided, however, that "Claims" shall not include any right, duty or obligation that by the terms of Section 5(c)(ii) hereof remains in full force and effect and is not limited or waived.

          (b) DEFINITION OF PARTIES. For purposes of and, in connection with, the release contained in this Amendment, references to a Party include such Party and each of its shareholders, parents, subsidiaries, assigns, predecessors and successors in interest, partners, agents and affiliates, and the officers, directors, employees, controlling persons, shareholders, servants, representatives, attorneys, administrators, partners, agents and affiliates of each of them and all parties acting by, through, under or in concert with each of them, past or present.

          (c) RELEASE OF CLAIMS. (i) On the Effective Date, Reseller hereby, releases, remixes, acquits and forever discharges BA from and against any and all Claims of Reseller against BA.

                   (ii) Each Party agrees that with respect to those agreements between them, as amended by the terms of this Amendment and any other documents entered into in connection herewith, the lawful obligations and duties of such agreements shall be in full force and effect as of the Effective Date and henceforth.

          (d) DELIVERY OF RELEASES IN FUTURE. Reseller agrees, for the benefit of BA and at its own expense, that now and in the future it will execute and deliver to BA any releases of judgment, liens, bonds or encumbrances (whether statutory, common law or otherwise) in favor of Reseller arising out of or with respect to the Claims of Reseller or the subject matter thereof, and any releases of mortgage, termination statements or other similar instruments that are necessary or advisable to release and discharge of record all liens, security interests and other encumbrances in favor of Reseller under or with respect to the Claims of Reseller and that it will now and in the future pay all taxes (other than taxes imposed on or measured by the income of BA), costs or expenses, if any, upon any documents or transactions relating thereto.

          (e) FULL AND FINAL RELEASE. This Amendment is a full and final release applying not only to such of the Claims of Reseller as are presently known, anticipated or disclosed to either of the Parties but also to all such Claims of Reseller which are presently unknown, unanticipated and undisclosed to either or both of the Parties and which may have arisen prior to the Effective Date.

          (f) REPRESENTATIONS. (i) Each Party represents, warrants and agrees that in executing and entering into this Amendment, it is not relying and has not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Amendment. Each Party understands and expressly assumes the risk that any fact not recited, contained or embodied herein or therein may turn out hereafter to be other than, different from, or contrary to the facts now known to it or believed by it to be true. Each Party further understands that the other Party may possess material information regarding Claims that it has not shared or revealed to the other Party. Nevertheless, Reseller intends by this Amendment, and with the advice of its own independently selected counsel, to release fully, finally and forever all Claims of Reseller and to agree that this Amendment shall be effective in all respects notwithstanding any such difference in facts, and shall not be subject to termination, modification or rescission by reason of any such difference in facts.

                   (ii) Reseller represents and warrants that it has not heretofore assigned or transferred or purported to assign or transfer to any person or entity all or any part of or any interest in any Claim of Reseller. Reseller agrees to indemnify and to hold harmless BA against any claim, contention, demand, cause of action, obligation or liability of any nature, character or description whatsoever, including the payment of attorneys' fees and costs actually incurred, whether or not litigation is commenced, which may be based upon or which may arise out of or in connection with any such assignment or transfer or purported assignment or transfer of any Claim of Reseller.

          (g) NO LIABILITY. This Amendment is not intended to be and shall not be deemed, construed or treated in any respect as an admission of liability by any person or entity for any purpose.

          (h) CONDITION PRECEDENT FOR BA ENTRY INTO AMENDMENT. The entry by BA into this Amendment is premised, among other things, on BA not being aware of having any Claims against Reseller or any affiliate of Reseller. As such, to the extent that another reseller would wish to enter into an arrangement with BA similar or identical to this Amendment, pursuant to
Section 252(i) of the TelAct or otherwise, BA would have no obligation to enter into any such arrangement with such other reseller to the extent that BA was aware of any Claims it might have against such other reseller or any affiliate of such reseller.

          6. FINAL AGREEMENT. This Amendment constitutes the full and only agreement between the Parties with respect to its subject matter, supersedes all previous agreements between them concerning such subject matter and cannot be amended except by a writing duly signed by each of them.

          7. AUTHORITY. Each of the Parties hereby covenants, warrants and represents to the other Party that it has full power, right and authority to execute, deliver, enter into and perform this Amendment.

          8. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK FOR ALL PURPOSES, INCLUDING BOTH CONSTRUCTION AND REMEDY, WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OR ANY SUCCESSOR PROVISION THERETO)).

          9. JURISDICTION. The Parties hereby irrevocably submit to the venue and to both subject matter and personal jurisdiction in the Courts of the State of New York and of the United States of America for the Southern District of New York.

          10. COUNTERPARTS. This Amendment may be executed and delivered in counterparts and may be delivered by facsimile transmission and shall be binding upon each of the Parties and on their respective successors and assigns.

          11. HEADINGS. The headings contained in this Amendment are for ease of reference only and shall be of no legal effect.

          12. NO SEVERABILITY. If any of the provisions of this Amendment are held to be invalid or unenforceable by a court or regulatory authority of competent jurisdiction, BA may elect, at its sole option, to terminate this Amendment or to enter into a mutually agreeable further amendment to the Resale Agreements and/or agreement incorporating by reference the terms of applicable BA resale tariffs (with respect only to Reseller). In case of such termination, Reseller shall nonetheless remain obligated to pay to BA all amounts, if any, due to BA pursuant to and, on terms set forth in, this Amendment that have accrued as of the date of termination.

          13. TERMINATION RIGHT. BA is entering into this Amendment to increase the volume of resale business it conducts with resellers, especially in the short term. In addition, given that the procedures set forth herein are new, the overall impact of such procedures on BA's business is uncertain. Accordingly, BA is limiting the time period during which arrangements such as those set forth in this Amendment shall be available. As such, if during the period beginning on the date hereof and ending

November 30, 1999, Reseller shall not have placed its first order with BA for an Eligible Service pursuant to the terms of this Amendment, BA may, at its sole option, terminate this Amendment. In addition and, consistent with the foregoing, to the extent that another reseller would wish to enter into an arrangement with BA similar or identical to this Amendment, pursuant to
Section 252(i) of the TelAct or otherwise, BA would not be under any obligation to enter into any such arrangement with such other reseller after November 30, 1999.

          14. MINIMUM VOLUME REPRESENTATION. Reseller represents and warrants that, during the month immediately preceding the date hereof, it purchased from BA, for resale, not less than 20,000 Qualified Business Lines.

          15. RIGHT OF SETOFF. In addition to any other remedies available to BA under the Resale Agreements, and/or applicable BA tariffs and/or other contractual arrangements between BA and Reseller, if Reseller does not pay to BA any amount due to BA under a Resale Agreement, and/or an applicable BA tariff and/or other contractual arrangement between BA and Reseller, BA may, at its sole option, set off such overdue amounts from the amount of the Volume and Term Discount, Winback Discount, IntraLATA Toll Discount and/or Existing Wholesale Discount.

          16.      BANKRUPTCY-RELATED PROVISIONS.

          (a) PRE-PETITION WAIVER OF AUTOMATIC STAY. Reseller hereby acknowledges and agrees that in the event it becomes the subject of a bankruptcy, insolvency, liquidation or similar proceeding affecting the rights of creditors under State or Federal law that it shall waive and shall not assert or seek any automatic stay (including a stay imposed by operation of 11 U.S.C. Sections 105, 362 or 366), injunction or similar bar on BA exercising its rights or remedies available to it under any of the Resale Agreements, this Amendment, applicable BA tariffs or applicable law, including terminating any of the Resale Agreements and/or this Amendment, terminating or curtailing service to Reseller or Reseller's customers, transferring such customers to a new service provider, terminating any license, possessory interest or lease arrangement or agreement with Reseller, or repossessing any property owned by BA.

          (b) ASSUMPTION OR REJECTION OF AGREEMENTS. In the event that a case is commenced pursuant to 11 U.S.C. Section 101 ET SEQ. or similar Federal or State insolvency law, by or against Reseller, Reseller agrees, within thirty (30) days of such commencement, to elect either to assume or reject the Resale Agreements (as amended hereby) and this Amendment and to file a motion in its bankruptcy case and seek approval of such election within that 30-day time period.

          (c) JURISDICTION TO MODIFY TERMS. Notwithstanding any other provisions of this Amendment, any of the Resale Agreements or applicable BA tariffs, this Amendment and the Resale Agreements are subject to change, modification or cancellation as may be required by a regulatory authority or court in the execution of its

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lawful jurisdiction, other than a court exercising jurisdiction pursuant to
28 U.S.C. Section 1334.

          (d) ACCELERATED BILLING. Reseller hereby acknowledges and agrees that in the event it becomes the subject of a bankruptcy, insolvency, liquidation or similar proceeding affecting the rights of creditors under State or Federal law, BA may, at its option, bill Reseller for weekly service charges under the Resale Agreements (as amended hereby) and/or applicable BA tariffs, which amounts shall be due and payable within five (5) business days of receipt by Reseller of the particular invoice.

          (e) PREPAYMENT. Reseller hereby acknowledges and agrees that in the event it becomes the subject of a bankruptcy, insolvency, liquidation or similar proceeding affecting the rights of creditors under State or Federal law, BA may, at its option, bill Reseller up to one (1) month in advance of receipt by Reseller of BA services under the Resale Agreements (as amended hereby) and/or applicable BA tariffs, and in such case Reseller shall be required to prepay BA for such BA services, which amounts in respect thereof shall be due and payable within five (5) business days of receipt by Reseller of the particular invoice.

          17. OTHER BA RESALE TERM AND VOLUME DISCOUNT PLANS. If BA enters into, with a party other than Reseller, a resale term and volume discount plan that contains terms and conditions that are materially different than the terms and conditions set forth in this Amendment, upon receipt of a written request from Reseller, BA agrees to promptly begin good faith negotiations with Reseller in order to modify this Amendment or to enter into a new contract with terms and conditions consistent with those in the term and volume discount plan with the other party. In addition, upon receipt of a written request from Reseller from time to time, BA shall inform Reseller whether it has entered into any such other resale term and volume discount plan and, if such plan is not subject to a non-disclosure obligation, provide a copy of such plan to Reseller.

          18. JOINT AND SEVERAL LIABILITY OF RESELLER COMPANIES. Each Reseller Company (including all entities that become a Reseller Company) shall be jointly and severally liable for any and all liabilities of any and all Reseller Companies under this Amendment, the Resale Agreements, any other resale agreements and related documents, applicable BA tariffs or otherwise; provided, however, that for the avoidance of any doubt, the entry by Reseller into this Amendment shall not be construed in any way as authorizing (or requiring) Reseller to provide any telecommunications service.

          19. LETTER OF CREDIT. Not later than the Effective Date of this Amendment, Reseller shall obtain and provide to BA an unconditional, irrevocable standby letter of credit naming BA as the beneficiary thereof and otherwise in form and substance satisfactory to BA from a financial institution acceptable to BA, in an amount equal to five hundred thousand dollars ($500,000), in respect of charges (including, without limitation, both recurring and non-recurring charges) for the services, facilities or

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

arrangements provided or to be provided by BA to Reseller (whether under any Resale Agreement (as amended hereby), BA tariff or otherwise); provided, however, that not later than one (1) year after the Effective Date of this Amendment. Reseller shall increase the amount of such letter of credit to one million dollars ($1,000,000); provided further that, not later than two (2) years after the Effective Date of this Amendment, Reseller shall increase the amount of such letter of credit to two million dollars ($2,000,000). BA may (but is not obligated to) draw on the letter of credit upon notice to Reseller in respect of any amounts billed to Reseller that are not paid within the applicable time period for payment thereof. The fact that Reseller provides the foregoing letter of credit shall in no way relieve Reseller from compliance with BA's regulations as to advance payments and payment for service, nor constitute a waiver or modification of the applicable terms of the Resale Agreements, BA's tariffs or otherwise pertaining to the discontinuance of service for nonpayment of any sums due to BA for the services, facilities or arrangements rendered.

          IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first above written.

                                NEW YORK TELEPHONE COMPANY

                                By: _______________________________________
                                Name: Jacob Goldberg
                                Title: President, Telecom Industry Services




                                NEW ENGLAND TELEPHONE AND
                                TELEGRAPH COMPANY

                                By: _______________________________________
                                Name: Jacob Goldberg
                                Title: President, Telecom Industry Services




                                BELL ATLANTIC - DISTRICT OF
                                COLUMBIA, INC.

                                By: _______________________________________
                                Name: Jacob Goldberg
                                Title: President, Telecom Industry Services




                                BELL ATLANTIC - DELAWARE, INC.

                                By: _______________________________________
                                Name: Jacob Goldberg
                                Title: President, Telecom Industry Services




                                BELL ATLANTIC - MARYLAND, INC.

                                By: _______________________________________
                                Name: Jacob Goldberg
                                Title: President, Telecom Industry Services




                                BELL ATLANTIC - NEW JERSEY, INC.

                                By: _______________________________________
                                Name: Jacob Goldberg
                                Title: President, Telecom Industry Services




                                BELL ATLANTIC - PENNSYLVANIA, INC.

                                By: _______________________________________
                                Name: Jacob Goldberg
                                Title: President, Telecom Industry Services




                                BELL ATLANTIC - VIRGINIA, INC.

                                By: _______________________________________
                                Name: Jacob Goldberg
                                Title: President, Telecom Industry Services





                                BELL ATLANTIC - WEST VIRGINIA,
                                INC.

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

                                By: _______________________________________
                                Name: Jacob Goldberg
                                Title: President, Telecom Industry Services




                                RESELLER

                                By: _______________________________________
                                Name:
                                Title:

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